UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2023

Tutor Perini Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	1-6314	04-1717070
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of Principal Executive Offices, and Zip Code)

(818) 362-8391
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TPC	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors (the “Board”) of Tutor Perini Corporation (the “Company”) periodically reviews the Board’s and Company’s governance documents, including the Company’s bylaws. On March 8, 2023, the Company adopted and approved amended and restated bylaws (the “Amended and Restated By-Laws”), effective immediately. Among other things, the amendments effected by the Amended and Restated By-Laws:
•Enhance procedural and disclosure requirements related to director nominations and proposals of other business (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) submitted by stockholders, including to align with Rule 14a-19 under the Exchange Act, including, without limitation:
◦Requiring director nomination notices or proposals of other business to be delivered within a window of 120 days and 90 days prior to the anniversary date of the preceding year’s annual meeting;
◦Requiring additional background information and disclosures regarding proposing stockholders, proposed nominees and proposals of other business, and clarifying that certain disclosure requirements applicable to stockholders that are entities also encompass individuals who directly or indirectly control such entities (but not passive investors in such entities);
◦Requiring any stockholder submitting a director nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and to provide evidence that such stockholder has complied with such requirements;
◦Clarifying the Company’s ability to disregard such nomination or proposal in the event such stockholder does not provide such information or comply with such solicitation requirements;
◦Clarifying the timing for providing, updating and correcting information in connection with a stockholder’s nomination notice or proposal of other business; and
◦Limiting the number of director candidates a stockholder may nominate to the number of directors to be elected at the applicable annual or special meeting;
•Clarify the procedural and disclosure requirements related to director nominations at a special meeting of stockholders, including requiring director nomination notices to be delivered by the later of (i) a window of 120 days and 90 days prior to the special meeting or (ii) the 10th day following the date the Company publicly discloses the special meeting date;
•Require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board; and
•Incorporate certain administrative, ministerial, clarifying and conforming changes.
The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, a copy of which is filed with this report as Exhibit 3.1 and incorporated into this report by reference.

Item 9.01.        Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated By-Laws of Tutor Perini Corporation
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOR PERINI CORPORATION

Date:	March 10, 2023	By:	/s/ Gary G. Smalley
Gary G. Smalley
Executive Vice President and Chief Financial Officer

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